FINANCE INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Schedule of Finance Income (Expense), Net
	For the year ended December 31,
	2 0 1 9	2 0 1 8	2 0 1 7

Interest income on short-term deposits and other	245	243	66
Bank fees and interest expenses	(8)	(7)	(7)
Changes in provision for royalties	3	255	82
Exchange rate differences	(18)	(27)	95
Changes in fair value of derivatives	11	9	-
Total financing income, net	233	473	236